UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2014

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 20, 2014, Xenith Bankshares, Inc. (“Xenith Bankshares”) entered into an Agreement of Merger (the “Merger Agreement”) with Colonial Virginia Bank (“Colonial”) pursuant to which Colonial will merge with and into Xenith Bank, a wholly-owned subsidiary of Xenith Bankshares.

A copy of the press release issued jointly by Xenith Bankshares and Colonial announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information About the Merger and Where to Find It

The information in this Current Report on Form 8-K and the exhibit incorporated herein by reference does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Xenith Bankshares will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 with respect to the offering of Xenith Bankshares common stock as the merger consideration under the Securities Act of 1933, as amended, which will include a proxy statement of Colonial seeking approval of the merger by Colonial’s shareholders and a prospectus of Xenith Bankshares. Colonial will deliver the proxy statement/prospectus to its shareholders. In addition, Xenith Bankshares may file other relevant documents concerning the proposed merger with the SEC. Investors and security holders are urged to read the registration statement and proxy statement/prospectus and other relevant documents when they become available because they will contain important information about the proposed merger.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Xenith Bankshares may also obtain free copies of these documents by directing a request by telephone or mail to Xenith Bankshares, Inc., One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219 (telephone: (804) 433-2209) or by accessing these documents at Xenith Bankshares’ website: https://www. xenithbank.com. Security holders of Colonial may also obtain free copies of these documents by directing a request by telephone or mail to Colonial Virginia Bank, 6702 Sutton Road, P.O. Box 2120, Gloucester, Virginia 23061 (telephone: (804) 695-8089) or by accessing these documents at Colonial’s website: http://www.colonialvabank.com. The information on Xenith Bankshares’ and Colonial’s websites is not, and shall not be deemed to be, a part of this Current Report on Form 8-K or the exhibit incorporated herein or incorporated into other filings made with the SEC.

Colonial and its directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Colonial in connection with the merger. Information about the directors and executive officers of Colonial may be obtained by reading the proxy statement/prospectus regarding the merger when it becomes available or by accessing the information on Colonial’s website: http://www.colonialvabank.com. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the merger when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press release issued by Xenith Bankshares and Colonial on March 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2014

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Xenith Bankshares and Colonial on March 21, 2014